                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC   20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  November 20, 1996

                                   VANS, INC.
            -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-19402                               33-0272893
      ------------------------     -------------------------------------
      (Commission File Number)      (I.R.S. Employer Identification No.)


              2095 Batavia Street, Orange, California       92865
           ---------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

                                (714) 974-7414
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER MATTERS

         On November 20, 1996, the Registrant acquired 51% of the outstanding Common Shares of Global Accessories Limited, the Registrant's exclusive distributor for the United Kingdom ("Global"), in a stock-for-stock transaction (the "Global Acquisition"). The Registrant will acquire the remaining 49% of the Global Shares over a five-year period commencing on the first anniversary of the closing of the Global Acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of businesses acquired:  Not applicable
         (b)     Pro Forma financial information:  Not applicable
         (c)     Exhibits:

                 2.1 Share Sale and Purchase and Option Agreement dated
                     November 20, 1996

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         In connection with the Global Acquisition, discussed under the caption "Item 5. Other Matters," the Registrant issued and sold an aggregate of 170,000 shares of its $.001 par value common stock (the "Vans Common Stock") to four shareholders of Global in exchange for 51% of their Global Common Shares (510 Common Shares).

         The Registrant relied on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), provided by Regulation S thereunder ("Regulation S") in issuing and selling the Vans Common Stock to the Global Shareholders. No underwriters were involved in the transaction. All of the Global Shareholders are non-"U.S. persons" (as that term is defined under Regulation S) and provided representations and warranties to the Registrant that they would not sell the Vans Common Stock to U.S. persons or in the United States without complying with the registration requirements of the 1933 Act or relying on an exemption therefrom. The offer and sale of the Vans Common Stock occurred in the United Kingdom, and neither the Registrant, nor any of its affiliates, engaged in any "directed selling efforts" in the United States (as that term is defined under Regulation S).

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Vans, Inc.
                                       ------------------------------
                                       (Registrant)


Date:  December 2, 1996                By: /s/ CRAIG E. GOSSELIN
                                           --------------------------
                                           Craig E. Gosselin
                                           Vice President and
                                           General Counsel

                                 EXHIBIT INDEX




         DOCUMENT                                                      PAGE NO.
         --------                                                      --------

2.1 Share Sale and Purchase and Option Agreement dated November 20, 1996